First Quarter 2006 Earnings Conference Call April 27, 2006

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement new growth initiatives in our FMS business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents First Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

1st Quarter Results Overview Earnings per diluted share were $0.77, up 20% from $0.64 in 1Q05 1Q06 includes $0.02 one-time benefit from insurance company stock receipt in a prior year 1Q05 includes $0.02 one-time recovery of prior years' project costs from a customer Total revenue up 14% and operating revenue up 5% reflecting growth in all business segments Fleet Management Solutions (FMS) total revenue up 6% and operating revenue up 1% vs. prior year Full service lease revenue increased 2% Commercial rental revenue down 2%; higher pricing partially offsetting lower fleet count FMS net before tax earnings (NBT) up 6% FMS NBT percent of operating revenue up 50 basis points to 10.7% FMS earnings positively impacted by improved North American rental and lease results, partially offset by higher overhead costs and lower margins in the U.K. business

1st Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 35% (and operating revenue up 14%) vs. prior year, reflecting increased managed subcontracted transportation, higher volumes, and new and expanded business SCS net before tax earnings (NBT) up 64% SCS NBT percent of operating revenue up 120 basis points to 3.9% SCS earnings positively impacted by higher volumes, and new and expanded business Dedicated Contract Carriage (DCC) total revenue up 8% (and operating revenue up 7%) vs. prior year; increase due to new and expanded business as well as higher fuel costs passed through to customers DCC net before tax earnings (NBT) up 44% DCC NBT percent of operating revenue up 160 basis points to 6.3% DCC earnings positively impacted by revenue growth from new and expanded business as well as lower safety costs

Key Financial Statistics First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted Transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. (3) Calculated based on a 12-month rolling period. ($ Millions, Except Per Share Amounts)

Business Segment First Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Allocation of Restructuring and Other Recoveries, Net across business segments was as follows: FMS - $0.1 and SCS - $0.1 in 2006; FMS - $0.1 in 2005 ($ Millions)

Capital Expenditures First Quarter ($ Millions)

Free Cash Flow (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures First Quarter ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $221 million as of 3/31/06 and 12/31/05, and $189 million as of 3/31/05. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents First Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of vehicles sold in the first quarter was 5,359; up 8% compared with prior year Used tractor retail sales proceeds up 4% per unit vs. prior year period Used truck retail sales proceeds down 4% per unit vs. prior year period Vehicles no longer earning (NLE) revenue are 6,859; down 1,066 or 13% vs. prior year, driven by both lower UTC inventory and process improvement in field operations 4,246 of these units are held for sale at the used truck centers Commercial rental fleet down 2,416 units or 7% from prior year as planned

Contents First Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook ($ Earnings Per Share) Increasing full year 2006 earnings forecast by $0.07 to a range of $3.82 to $3.97 per share. Current forecast for EPS is as follows:

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Dedicated Contract Carriage (DCC) First Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Central Support Services (CSS) First Quarter ($ Millions)

Balance Sheet ($ Millions)

Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle. (b) Redeployments Extensions Early Terminations Early Replacements 1Q01 1131 657 1673 474 1Q02 1790 1350 1903 343 1Q03 1322 948 1374 215 1Q04 1356 708 1479 270 1Q05 883 811 1164 441 1Q06 966 858 863 287

Non-Revenue Earning Equipment (a) Units Not Yet Earning Revenue - "NYE" Units No Longer Earning Revenue - "NLE" Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 (a) U.S. only (b) Excludes units for which customer deposits have been received. Total 7,200 Sept 2003 Total 8,079 Dec 2003 5,215 Units held for sale (b) 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004 Total 9,530 Sept 2005 4,246 Total 10,231 Mar 2005 Total 9,141 June 2005 Total 8,626 Dec 2005 Total 8,565 Mar 2006 4,742

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Free Cash Flow -270 126 366 269 147 -210 -130 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Lease 974 399 452 459 863 1082 1273 Rental 190 131 19 220 242 252 220 Other 23 51 85 0 0 0 0 PPE 102 76 44 46 60 77 100 $1,289 $600 $725 $1,165 $657 $1,411 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Balance Sheet Debt to Equity 1.61 1.39 1.4 1.35 1.18 1.43 1.37 Total Obligations to Equity 1.14 0.95 0.61 0.11 0.11 0.08 0.04 275% 234% 141% 146% 129% 151% Debt to Equity Ratio Free Cash Flow (2) ($ Millions) Gross Capital Expenditures ($ Millions) (2) 2000 2001 2002 2003 2004 2005 (3) 2006 Forecast Midpoint $1,593 201%

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of Ohio tax benefit recognized June 2005. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the Ohio tax benefit in those periods. ($ Millions)

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (3) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)